Supplement to the
Multimedia Portfolio
April 28, 2018
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Multimedia Portfolio’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the fourth quarter of 2018 to vote on this proposal. If the proposal is approved by shareholders, Multimedia Portfolio will (i) change its name to Communication Services Portfolio, (ii) change its 80% policy to normally invest at least 80% of its assets in securities of companies principally engaged in business activities related to the development, production or distribution of communication services, and (iii) change its supplemental benchmark index to the MSCI US IM Communication Services 25/50 Index. If the proposal is approved, these changes will take effect on December 1, 2018 or the first day of the month following the shareholder meeting if the meeting is adjourned.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report, or can be obtained by calling Fidelity at 1-800-544-8544.

Pending shareholder approval of the fund’s proposal to modify its concentration policy; effective December 1, 2018, the following information replaces the similar information for Multimedia Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

Normally investing at least 80% of assets in securities of companies principally engaged in business activities related to the development, production, or distribution of communication services.

BAM-SUM-18-01 1.9886530.102	June 22, 2018